Newtek®
"The Small Business Authority®"
www.thesba.com

Newtek Business Services, Inc.
Newtek Business Services, Inc.
“The Small Business Authority®”
“The Small Business Authority®”
Hosted by:
Hosted by:
Barry Sloane, President & CEO
Barry Sloane, President & CEO
Jennifer Eddelson, EVP & CAO
Jennifer Eddelson, EVP & CAO
Second Quarter Quarter 2013
Second Quarter Quarter 2013
Financial Results Conference Call
Financial Results Conference Call
August 6, 2013 4:15pm ET
August 6, 2013 4:15pm ET
NASDAQ: NEWT
NASDAQ: NEWT
www.thesba.com
www.thesba.com
Investor Relations Public Relations
Newtek IR Hayden Investor Relations Rubenstein Public Relations, Inc.
Jayne Cavuoto
Director of IR
jcavuoto@thesba.com
(212) 273-8179
Brett Maas
brett@haydenir.com
(646) 536-7331
Peter Seltzberg
peter@haydenir.com
(646) 415-8972
Jonathan Goldberg
jgoldberg@rubensteinpr.com
(212) 843-9335
Exhibit 99.1

Newtek®
"The Small Business Authority®"
www.thesba.com
Newtek

Safe Harbor Statement
Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.
All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the
Securities and Exchange Commission and available through http://www.sec.gov

Newtek®
"The Small Business Authority®"
www.thesba.com

Q2 2013 Financial Highlights
Q2 2013 Financial Highlights
Q2 2013 diluted EPS increased by 66.7% to $0.05
•
Expect to achieve at least 20% growth in diluted EPS for 2013
Total operating revenues increased by 14.5% to $37.0 million in Q2 2013
Small Business Finance:
•
Funded $42.8 million in loans in Q2 2013, a 103.7% increase over Q2 2012
•
Company on track to fund $175 million of SBA 7(a) loans in 2013
Electronic Payment Processing:
•
Q2 2013: pretax income increased by nearly 30% and revenue increased by approximately 10%
•
Expect approximately $4.5 billion of annualized electronic payment processing volume by the end of 2013
Managed Technology Solutions:
•
Q2 2013 revenue increased by approximately 1% to $4.6 million
•
Sequential increase in revenue and pretax income over Q1 2013

Newtek®
"The Small Business Authority®"
www.thesba.com

Q2 2013 Operational Highlights
Q2 2013 Operational Highlights
Small Business Finance:
•
As of June 30, 2013, Total Pipeline* increased by 101.8% to $391 million year over year
•
Lender on a run rate to receive between $4.5 – $5 billion in referrals for 2013, representing approximately 2x the $2.3 billion in referrals received in 2012
•
Received extension (through May 2015) and enhanced terms on warehouse lines with
Capital One N.A.
•
Added approximately $55 million in external servicing for Valley National Bank
Electronic Payment Processing:
•
Expect significant increase in revenue in 2
nd
half of 2013 through uptick in ISO contracts
•
Hired Thomas Harkins as Chief Credit and Risk Officer of EPP division
Managed Technology Solutions:
•
Repositioning strategy yielding positive results
•
Segment being transformed to take advantage of shift to cloud-based business trends
•
For Q2 2013 vs. Q2 2012:
• Average Cloud revenue per user increased by 26.7%
• Total cloud service accounts increased by 31.3%, to 28,637 accounts
• Average number of Cloud instances increased by 8.0% to 676

*Total pipeline = Open loan referrals + Prequalified loans + Loans in underwriting + Loans approved and pending closing.

Newtek®
"The Small Business Authority®"
www.thesba.com

Q2 2013: Strong Financial Growth
Q2 2013: Strong Financial Growth

48.2% quarter-over-quarter increase
Pre-tax Net Income
39.3% quarter-over-quarter increase
48.0% quarter-over-quarter increase
14.5% quarter-over-quarter increase
Modified EBITDA* Net Income
(Attributable to Newtek Business Services, Inc.)
$ in millions $ in millions
$ in millions
*See slide 24 for definition of Modified EBITDA
Total Operating Revenues
$ in millions
$5.2
$2.9
$1.9
$37.0
$32.3
$1.8
$1.2
$3.7
Q2 2012 Q2 2013
Q2 2012
Q2 2013
Q2 2012 Q2 2013
Q2 2012 Q2 2013

Consolidated Earnings Performance
Consolidated Earnings Performance
Diluted Earnings per Share
Expect at least 20% growth in diluted EPS for 2013
• 66.7% increase year over year in
diluted EPS in Q2 2013
• 50.0% increase year over year in
diluted EPS for the 6 months ended
June 30, 2013
$0.00
$0.06
$0.09
$0.02
$0.04
$0.06
$0.08
$0.10
Diluted Earnings Per Share
6 Months 2012 6 Months 2013
$0.00
$0.02
$0.04
Diluted Earnings Per Share
Q2 2012 Q2 2013
$0.06
$0.05
$0.03

Newtek®
"The Small Business Authority®"
www.thesba.com

Newtek

Consolidated Balance Sheet
Consolidated Balance Sheet
Balance Sheet changes:
•
Increase of $416 thousand in cash and cash equivalents*
Cash per diluted share equaled $0.61 at June 30, 2013
•
Increase of $3.6 million in total equity
•
Decrease of $3.4 million in Credits and Notes payable in credits in lieu of cash

$ in thousands
Balance
June 30, 2013
Balance
Dec  31, 2012
Total Cash & Cash Equivalents* $23,101 $22,685
Total Assets $162,546 $152,742
Total Liabilities $90,090 $83,840
Total Equity $72,456 $68,902
Selected Items
*Includes restricted cash of $9.1 million at June 30, 2013, and $8.5 million at December 31, 2012.

Newtek®
"The Small Business Authority®"
www.thesba.com

Operating Segment Performance
Operating Segment Performance

Electronic Payment Processing:
•
Revenue increased by 9.7% to $23.4 million
•
Pretax income increased by 28.4% to $2.5 million
For the Second Quarter 2013
Managed Technology Solutions:
•
Revenue increased by 0.7% to $4.6 million
•
Pretax income decreased by 6.5% to $1.0 million
Small Business Lending:
•
Revenue increased by 40.5% to $8.4 million
•
Pretax income increased by 37.3% to $2.0 million

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions
$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
Q2 '10
Q2 '11
Q2 '12
Q2 '13

Small Business Finance
Small Business Finance

Q2 2013 SBF revenue increased by 40.5% to $8.4 million from $6.0 million in Q2 2012
Funded $42.8 million in loans in Q2 2013, a 103.7% increase over Q2 2012
•
Company on track to fund $175 million in SBA 7(a) loans in 2013
Received  extension on warehouse lines with Capital One N.A., which total $27 million, from September 30, 2013 to May 31, 2015
•
Enhanced terms of credit facilities: (1) line fully available for funding non-guaranteed loans (2) increased advance rate to 55% from 50% on non-guaranteed portions of the
SBA 7(a) loans
Q2 2013 SBF revenue was 22.6% of total operating revenue
Newtek Business Services
Q2 2013 Total Operating
Revenue:
$37.0
million
SBF
$8.4M
SBF Revenue Trend
$1.9
$6.3
$6.0
$8.4

Newtek®
"The Small Business Authority®"
www.thesba.com

Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranty Percent 75%
Guaranteed Balance $750,000
Unguaranteed Balance $250,000
Premium* 12.5%

Small Business Finance
Small Business Finance
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Resulting Revenue (Expense)
Associated Premium**
$93,750
Servicing Asset***
$18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Discount $(18,750)
Referral Fees $(7,500)
Total Direct Expenses $(26,250)
Net Risk-adjusted Profit Recognized $88,630
Net Cash Created pretax
(post securitization)****
$11,250
**Assumes 12.5% of the Guaranteed balance
*** Value determined by GAAP servicing value
**** Assuming the loan is sold in a securitization in
12 months
*Premium above 10% split 50/50 with SBA

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions

Small
Small
Business
Business
Finance
Finance
–
–
Total
Total
Pipeline
Pipeline

As of June 30, 2013, Total Pipeline* increased by 101.8%, to $391 million year over year:
•
Open Referrals increased by $126.6 million, or 104.4%
•
Prequalified volume increased by $17.9 million, or 47.4%
•
Loans In Underwriting increased by $34.3 million, or 212.3%
•
Approved and Pending Closing increased by $18.5 million, or 99.3%
The Lender is on a run rate to receive between $4.5 - $5 billion in referrals for 2013, approximately 2x the $2.3 billion in total referrals received in 2012
*Total pipeline = Open loan referrals + Prequalified loans + Loans in underwriting + Loans approved and pending closing.
$121.3
$37.7
$16.2
$18.6
$247.9
$55.5
$50.5
$37.0
Open Referrals Prequalified In Underwriting Approved & Pending
Closing
6/30/2012 6/30/2013

Comparative Loan Portfolio Data
Comparative Loan Portfolio Data
Loan Characteristic As of 12/31/10 As of 6/30/13
Business Type:
Existing Businesses 53.93% 82.74%
Business Acquisition 25.89% 11.09%
Start-Ups 20.18% 6.17%
Primary Collateral:
Commercial RE 45.33% 49.28%
Machinery & Equipment 22.79% 27.29%
Residential RE 22.27% 14.16%
All Other 9.61% 6.57%
Percentage First Lien on RE:
Commercial RE 84.84% 93.85%
Residential RE 9.87% 22.07%
Other:
Weighted Average Mean FICO 675 701
Weighted Average Current LTV 78.23% 71.86%
(12/31/10 vs. 6/30/2013)
Currency rate averaged over 95% year over year, signifying that over 95%
of the loans in our portfolio are less than 31 days past due
Loan Characteristic As of 12/31/10 Loan Characteristic As of 6/30/13
Industry: Industry:
Restaurant 10.60% Restaurant 8.51%
Hotels & Motels 7.58%
Ambulatory Health
Care Services 6.37%
State Concentration:
State Concentration:
Florida 21.55% New York 12.16%
New York 12.66% Florida 9.29%
Georgia 14.08% California 7.81%

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions

Servicing Portfolio
Servicing Portfolio

The SBF servicing portfolio – June 30, 2013 vs. 2012:
•
Total servicing portfolio increased by 13.0% to $639.8 million
NEWT portfolio increased by 33.7%; third-party servicing portfolio decreased by 12.1%
Added approximately $55 million in external servicing for Valley National Bank
Decrease in third-party servicing portfolio due to FDIC decision to sell a significant group of loans from the portfolio
Maintain expectation to increase aggregate servicing portfolio by a minimum of 32.4%
to a at least $700 million by 12/31/13
•
Expect the addition of new third-party servicing contracts in 2013 will mitigate the contraction of FDIC portfolio
*Principal balance of loans
serviced (dollars in millions)
$309.5
$257.0
$566.5
$413.8
$226.0
$639.8
NEWT Loans* Servicing Other Loans* Total Loans*
30-Jun-12 30-Jun-13

Q2 2013 EPP revenue increased by 9.7% to $23.4 million from $21.4 million in Q2 2012
Average monthly processing volume per merchant increased by approximately 8% over
Q2 2012
•
Expect approximately $4.5 billion of annualized electronic payment processing volume by the end of 2013
Expect significant increase in revenue in EPP segment in 2
nd
half of 2013 through uptick
in ISO Contracts
Hired Thomas Harkins as Chief Credit and Risk Officer of EPP division
Electronic Payment Processing
Electronic Payment Processing

EPP
Revenue
$23.4M
Q2 2013 EPP revenue was 63.4% of total operating revenue
Newtek Business Services
Q1 2013 Total Operating
Revenue:
$37.0 million
$20.4
$20.7
$21.4
$23.4
$0
$5
$10
$15
$20
$25
Q2 '10 Q2 '11 Q2 '12 Q2 '13
EPP Revenue Trend

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions

$4.8
$4.8
$4.6
$4.6
$-
$1
$2
$3
$4
$5
$6
Q2 '10 Q2 '11 Q2 '12 Q2 '13
MTS Revenue Trend
Managed Technology Solutions
Managed Technology Solutions

MTS
$4.6M
Q2 2013 MTS revenue increased by 0.7% to $4.6 million
•
Sequential increase in revenue and pretax income over Q1 2013
This segment is being transformed to take advantage of shift to cloud-based business trends including: eCommerce, Payroll and Insurance
•
Q2 2013 average Cloud revenue per user up 26.7% over Q2 2012
•
Q2 2013 average number of Cloud instances increased by 8.0% to 676 from 626 in Q2 2012
Upgrade to Linux-based platforms expected to help increase revenues and margins in this segment
Q2 2013 MTS revenue was 12.4% of total operating revenue
Newtek Business Services
Q2 2013 Total Operating
Revenue:
$37.0 million

Newtek®
"The Small Business Authority®"
www.thesba.com

❖

Invested for the Future
Invested for the Future

During Q2 2013:
•
Total shared Linux accounts increased by 186.7%, to 1,233 accounts
•
Total cloud service accounts increased by 31.3%, to 28,637* accounts
*Includes the 1,233 shared Linux accounts
Linux and Cloud
430
822
955
1,233
0
200
400
600
800
1000
1200
1400
March '13 April '13 May '13 June '13
Growth in New Shared Linux Accounts in
Cloud Environment
21,809
22,642
26,054
28,637
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
March '13 April '13 May '13 June '13
Growth in Total Cloud Services

Newtek®
"The Small Business Authority®"
www.thesba.com

MTS Referral Trends
MTS Referral Trends

Q2 2012 vs. Q2 2013
Q2 2012 vs. Q2 2013
•
Total MTS referrals increased by 66.3% to 4,416
•
Total closed referrals increased by 67.5% to 3,106
•
Q2 2013: 70.3% referral close rate
2,655
4,416
0
1,000
2,000
3,000
4,000
5,000
Q2 2012 Q2 2013
Total MTS Referrals
1,854
3,106
0
1,000
2,000
3,000
4,000
Q2 2012 Q2 2013
Total Closed MTS Referrals

Newtek®
"The Small Business Authority®"
www.thesba.com

Reaffirming 2013 Guidance
Reaffirming 2013 Guidance

Operating Revenue:
•
Midpoint of $148.2 million, with a range of $145.1 million and $151.2 million
•
Increase of 13.0% over 2012 revenue of $131.1 million
Pretax Income:
•
Midpoint of $11.5 million, with a range of $10.0 million and $13.0 million
•
Increase of 22.3% over 2012 pretax income of $9.4 million
Diluted EPS:
•
Midpoint of $0.18, with a range of $0.17 - $0.19 per share
•
Increase of 20.0% over 2012 diluted EPS of $0.15 per share
Modified EBITDA*:
•
Midpoint of $20.9 million, with a range of $19.3 million and $22.4 million
•
Increase of 25.4% over 2012 Modified EBITDA* of $16.7 million
*See slide 24 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"
www.thesba.com

Growth Strategy
Growth Strategy
Increased
advertising
budget by
50%
Grow brand
organically & via
www.thesba.com
Corporate
re-brand:
authoritative
presence in small
business economy
Cross sell,
cross market &
bundle
products
Continue to
grow alliance
channels
Grow
applications
hosted in the
Cloud
• Remain #1 in Non-bank
Government Guaranteed
SBA 7(a) Lender
• Grow Newtek
Advantage™ Platform
• Expect to grow revenues
by 13% organically in
2013

Newtek®
"The Small Business Authority®"
www.thesba.com

Comparable Company Statistics
Comparable Company Statistics
Publicly Traded Comparables
Heartland Payment Systems  (HPY) Web.com Group, Inc. (WWWW)
Cbeyond, Inc.  (CBEY) 8 x 8, Inc. (EGHT) ReachLocal, Inc. (RLOC)
Stamps.com, Inc. (STMP)
Universal Business Payment
Solutions (UBPS)
Marchex, Inc. (MCHX)
Digital River (DRIV)
Vistaprint, NV (VPRT)
Vantiv (VNTV)

On Deck Capital – $500 million market valuation
Lending Club – $1.55 billion market valuation
Digital River (DRIV) announced purchase of LML Payment Systems (LMLP)
Universal Business Payment Solutions (UBPS) announced $179 million planned acquisition of credit/debit card sales and processing, payroll processing and tax filing companies
GoDaddy announced strategic purchase of a cloud-based financial management application company to reach more small businesses
Newtek has the advantage of experience providing a “suite of services” which operate on a similar, coordinated platform, and will also be available in the cloud; it’s called The
Newtek Advantage™
Medallion Financial Corp (TAXI)

Newtek®
"The Small Business Authority®"
www.thesba.com

Investment Summary
Investment Summary
Publicly traded Company since 2000
Management’s interests aligned with shareholders
•
CEO alone owns approximately 13.4% of outstanding shares*
Trades at slightly more than 3.5x 2013 forecasted Modified EBITDA**
•
2013 forecasted Modified EBITDA** of $20.9 million, an increase of approximately
25.4%  over FY 2012 Modified EBITDA** of $16.7 million
Trades at 1.1x book value
Growing revenues
•
Expect to grow revenues by approximately 13% in 2013
Tremendous opportunity to penetrate market
•
Over 27 million small businesses in the U.S.
Inexpensive relative to market comparables
•
Market comps: DRIV, WWWW, VNTV, UBPS, LMLP

*As of August 2, 2013
**See slide 24 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"
www.thesba.com

NEWT Daily
8/02/13
2.4
2.3
2.2
2.1
2.0
1.9
1.8
1.7
1.6
Volume
©BigCharts.com
300
200
100
0
Thousands
Sep
Oct
Nov
Dec
13
Feb
Mar
Apr
May
Jun
Jul

Key Statistics –
Key Statistics –
NASDAQ: NEWT
NASDAQ: NEWT

Stock Price $2.19
52-Week Range $1.60-$2.25
Common Shares O/S 35.3M
Market Cap $77.3M
Avg. Daily Trading Vol. 32,545
(200-day average)
Share Statistics* (USD)
Revenue $148.2M
Pre-tax Income $11.5M
Diluted EPS $0.18
Modified EBITDA* $20.9M
2013 Guidance
* As of 8/2/2013
**See slide 24 for definition of Modified EBITDA

Financial Review Financial Review Jennifer C. Eddelson - Jennifer C. Eddelson - CAO CAO

Non-GAAP Financial Measures
Non-GAAP Financial Measures

In evaluating its business, Newtek considers and uses modified EBITDA as a supplemental measure of its operating performance.  The Company defines modified EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure.  Newtek uses modified EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term modified EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  Modified EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, modified EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.
Newtek compensates for these limitations by relying primarily on its GAAP results and using modified EBITDA only supplementally.
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

Newtek®
"The Small Business Authority®"
www.thesba.com

In millions of dollars *Note: totals may not add due to rounding
Q2 2013 Actual vs.  Q2 2012 Actual
Q2 2013 Actual vs.  Q2 2012 Actual

Revenue For
The Quarter
Ended
June 30, 2013
Revenue For
The Quarter
Ended
June 30, 2012
Pretax Income
(Loss) For The
Quarter Ended
June 30, 2013
Pretax Income
(Loss) For The
Quarter Ended
June 30, 2012
MODIFIED
EBITDA For The
Quarter Ended
June 30, 2013
MODIFIED
EBITDA For The
Quarter Ended
June 30, 2012
Electronic
Payment
Processing
23.447 21.373 2.465 1.920 2.554 2.098
Small
Business
Finance
8.376 5.963 2.030 1.478 3.674 2.669
Managed
Technology
Solutions
4.600 4.570 1.042 1.114 1.396 1.446
All Other 0.657 0.451 (0.439) (0.238) (0.383) (0.228)
Corporate
Activities
0.200 0.205 (1.924) (1.930) (1.805) (1.896)
CAPCO 0.038 0.141 (0.293) (0.398) (0.283) (0.386)
Interco
Eliminations
(0.307) (0.365) – –
–
–
Total 37.011 32.338 2.881 1.946 5.153 3.703

Newtek®
"The Small Business Authority®"
www.thesba.com

2013 Segment Guidance
2013 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 34.0 35.6 18.4 19.2 2.2 2.2 0.8 0.8 145.8 151.9 0.1 0.1 (0.8) 145.1 151.2
Pretax Income (Loss) 8.2 9.0 10.0 10.8 3.9 4.7 (1.1) (0.9) (9.6) (9.3) 11.4 14.3 (1.5) (1.3) - 10.0 13.0
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 5.9 5.9 0.1  0.1 - - - - 6.0 6.0 0.2 0.2 - 6.2    6.2
Depreciation and
Amortization 0.3 0.3 1.2 1.2 1.5 1.5 0.1   0.1   0.1 0.1 3.2 3.2 - - - 3.2 3.2
Modified EBITDA 8.5 9.3 17.1 17.9 5.5 6.3 (1.0) (0.8) (9.4) (9.1) 20.7 23.6 (1.4) (1.2) - 19.3 22.4

Addenda Addenda

Newtek®
"The Small Business Authority®"
www.thesba.com

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
Second
Quarter
2013
Modified
EBITDA
Electronic Payment
Processing
2.465 - - (0.002) - - 0.091 2.554
Small Business Finance 2.030 - - 0.026 - 1.323 0.295 3.674
Managed Technology
Solutions
1.042 - - 0.012 - 0.006 0.336 1.396
All Other (0.439) - - 0.006 - - 0.050 (0.383)
Corporate Activities (1.924) - - 0.143 (0.073) 0.006 0.043 (1.805)
CAPCO (0.293) (0.029) (0.007) - - 0.045 0.001 (0.283)
Total 2.881 (0.029) (0.007) 0.185 (0.073) 1.381 0.816 5.153
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended June 30, 2013
In millions of dollars
*Note: totals may not add due to rounding

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
Second
Quarter
2012
Modified
EBITDA
Electronic Payment
Processing
1.920 - - 0.009 - - 0.169 2.098
Small Business Finance 1.478 - - 0.016 - 0.969 0.206 2.669
Managed Technology
Solutions
1.114       - - 0.008 - 0.021 0.303 1.446
All Other (0.238) - - 0.008 - - 0.002 (0.228)
Corporate Activities (1.930) - - 0.076 (0.073) 0.002 0.029 (1.896)
CAPCO (0.398) (0.129) (0.005) - - 0.144 0.002 (0.386)
Total 1.946 (0.129) (0.005) 0.117 (0.073) 1.136 0.711 3.703
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended June 30, 2012
In millions of dollars
*Note: totals may not add due to rounding